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                                         -1-


                                     Exhibit 23.1





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                                         -2-



                           CONSENT OF INDEPENDENT AUDITORS

         We consent to the use of our report dated April 30, 1997, accompanying the financial statements of the Dean Witter Select Equity Trust, Select 10 Industrial Portfolio 97-3, included herein and to the reference to our Firm as experts under the heading "Auditors" in the prospectus which is a part of this registration statement.


                                            Deloitte & Touche LLP
                                            Deloitte & Touche LLP

April 30, 1997
New York, New York